EXHIBIT 10.8
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                                  May 16, 2001


United International Properties, Inc.
4643 South Ulster Street; Suite 1300
Denver, Colorado 80237

United Pan-Europe Communications N.V.
Boeing Avenue 53011-3120-778-9840
1119 PE Schipol
Rijk
The Netherlands

Re:  Exercise and sale of options to pay promissory note (purpose credit)

Ladies and Gentlemen:

     The undersigned, John F. Riordan ("Borrower"), has executed and delivered to United International Properties, Inc. ("Lender") that Promissory Note (Purpose Credit) in the principal amount of US $2,200,000, dated November 22, 2000, which Note is secured by, among other things, the proceeds from stock options to purchase 295,312 ordinary shares (the "Options") of United Pan-Europe Communications N.V. (the "Company") granted by the Company to Borrower on March 16, 1998. In addition, the Note provides for the termination of the Options at the Lender's option upon the occurrence of certain defaults under the Note.

     Borrower has delivered to the Lender an undated option exercise notice executed in blank by Borrower (the "Exercise Letter"), pursuant to which the Lender may cause Borrower to exercise some or all of the Options and direct the Company to sell such Options and apply the proceeds: (a) first to the payment of the option exercise price; (b) next to pay any required withholding of income, employment and other taxes with respect to the exercise of such Options; and (c) next to the payment of the Note.

     1.   AUTHORIZATION AND INSTRUCTION OF BORROWER.

          (a) Borrower hereby authorizes the Lender to complete and date the Exercise Letter and submit the Exercise Letter to the Company at any time for purposes of causing Borrower to exercise some or all of the Options.

          (b) Borrower hereby authorizes and instructs the Company: (i) to accept the Exercise Letter when submitted by the Lender to the Company;
     (ii) to sell the shares of stock covered by the Options exercised pursuant to the Exercise Letter and apply the proceeds of such sale as described in the Exercise Letter, including, without limitation, to remit the proceeds of the sale to Lender as described in Section 3 of the Exercise Letter; and
     (iii) to cancel those Options granted to Borrower that are specified by the Lender in the Default Notice (as defined below).

     2. AGREEMENT OF THE COMPANY. The Company hereby agrees: (i) to accept the Exercise Letter when submitted by the Lender; (ii) to sell the shares covered by the Options described in the Exercise Letter when submitted by the Lender and apply the proceeds of such a sale as described in the Exercise Letter; and (iii) upon receipt by the Company of a written notice (a "Default Notice") from the Lender which states that Borrower is in default under the Note, to cancel those Options granted to Borrower that are specified by the Lender in the Default Notice as authorized in Section 1(b) above. Upon receipt by the Company of any request from Borrower regarding an exercise of Options, the Company further agrees to sell the shares covered by such Options and apply the proceeds of such a sale as set forth in this letter agreement as if the Lender had delivered an Exercise Notice to the Company.

     3. AGREEMENT OF LENDER. Lender agrees: (a) to accept the proceeds of the sale remitted by the Company to Lender pursuant to Section 2 above; (b) to apply such proceeds towards payment of outstanding amounts owing under the Note; and
(c) to remit to Borrower any remaining proceeds after application to payment in full of all outstanding amounts owing under the Note.

     4. MISCELLANEOUS. This letter agreement constitutes the entire understanding between the parties with respect to the subject matter contained herein and supersedes all prior discussions or prior agreements and understandings relating to such subject matter. This letter agreement can not be altered or amended, nor any rights hereunder be waived, except by an instrument in writing and executed by the party or parties to be charged with such amendment or waiver. This letter agreement shall be binding upon the parties hereto and, except as otherwise prohibited, their respective successors and assigns. The parties acknowledge that the Company's obligations hereunder may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally. This letter agreement may be delivered by facsimile or similar transmission and shall be valid as an effective and binding agreement. This letter agreement shall be governed by and construed in accordance with the laws of the State of Colorado, without giving effect to any conflict of laws provisions thereof. This letter agreement may be executed in counterparts and shall become operative when each party has executed and delivered at least one counterpart.

              [REMAINING PORTION OF PAGE INTENTIONALLY LEFT BLANK]

                                      Very truly yours,

                                      JOHN F. RIORDAN


                                      By: /s/ John F. Riordan
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                                      Date: 5-16-01
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AGREED TO AND ACCEPTED
this 16 day of May, 2001

UNITED INTERNATIONAL PROPERTIES, INC.


By: /s/ Ellen P. Spangler
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Name: Ellen P. Spangler
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Title: Vice President
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AGREED TO AND ACCEPTED
this 21 day of June, 2001

UNITED PAN-EUROPE COMMUNICATIONS N.V.,


By: /s/ Anton M. Tuijten
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Name: Anton M. Tuijten
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Title: Managing Director


By: /s/ Charles H.R. Bracken
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Name: Charles H.R. Bracken
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Title: Managing Director


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